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                       WARBURG PINCUS MUNICIPAL BOND FUND
                WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND


     Supplement to the Prospectuses and Statements of Additional Information

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Effective July 6, 1999, the Credit Suisse Asset Management Fixed Income Management Team, which is responsible for the day-to-day management of the funds, consists of the following investment professionals: Gregg M. Diliberto, Mark K. Silverstein, Dilip K. Rasgotra (Warburg Pincus Strategic Global Fixed Income Fund only), and Jo Ann Corkran. William P. Sterling, who had been a member of the Team, has resigned from the funds' investment adviser.


Dated: July 6, 1999                                                WPBDT-16-0799